SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event): November 30, 2007
Calais Resources, Inc.
(Exact Name of Registrant as Specified in its Charter)

British Columbia (State or Other Jurisdiction of Incorporation)	0-29392 (Commission File Number)	88-0379834 (I.R.S. Employer Identification No.)
4415 Caribou Road — P.O. Box 653 — Caribou, Nederland, CO 80466-0653
(Address of Principal Executive Offices) (Zip Code)
(303) 258-3806
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.02. Unregistered Sales of Equity Securities.
On November 30, 2007, the Corporation sold in exchange for aggregate gross proceeds of US$100,000, a total of 1,250,000 shares of the Corporation’s common stock and 1,250,000 common stock purchase warrants, each such warrant to purchase one share of common stock at any time prior to November 30, 2012, at an initial exercise price of US$0.12 per share, to R. David Russell (Chairman of the Board of Directors — Calais Resources) and Liann K. Russell, accredited investors.
On November 30, 2007, the Corporation sold in exchange for aggregate gross proceeds of US$100,000, a total of 1,250,000 shares of the Corporation’s common stock and 1,250,000 common stock purchase warrants, each such warrant to purchase one share of common stock at any time prior to November 30, 2012, at an initial exercise price of US$0.12 per share, to Marvin N. and Ella D. Russell, accredited investors.
On November 30, 2007, the Corporation sold in exchange for aggregate gross proceeds of US$50,000, a total of 625,000 shares of the Corporation’s common stock and 625,000 common stock purchase warrants, each such warrant to purchase one share of common stock at any time prior to November 30, 2012, at an initial exercise price of US$0.12 per share, to Barry Eugene Conroe, an accredited investors.
On November 30, 2007, the Corporation sold in exchange for aggregate gross proceeds of US$90,000, a total of 1,125,000 shares of the Corporation’s common stock and 1,125,000 common stock purchase warrants, each such warrant to purchase one share of common stock at any time prior to November 30, 2012, at an initial exercise price of US$0.12 per share, to Russell Family Trust dtd. January 1, 2003, an accredited investor.
On November 30, 2007, the Corporation sold in exchange for aggregate gross proceeds of US$30,000, a total of 375,000 shares of the Corporation’s common stock and 375,000 common stock purchase warrants, each such warrant to purchase one share of common stock at any time prior to November 30, 2012, at an initial exercise price of US$0.12 per share, to Alan Day, an accredited investor.
On November 30, 2007, the Corporation sold in exchange for aggregate gross proceeds of US$80,000, a total of 1,000,000 shares of the Corporation’s common stock and 1,000,000 common stock purchase warrants, each such warrant to purchase one share of common stock at any time prior to November 30, 2012, at an initial exercise price of US$0.12 per share, to Matthew and Cindy Russell, accredited investors.
On November 30, 2007, the Corporation sold in exchange for aggregate gross proceeds of US$60,000, a total of 750,000 shares of the Corporation’s common stock and 750,000 common stock purchase warrants, each such warrant to purchase one share of common stock at any time prior to November 30, 2012, at an initial exercise price of US$0.12 per share, to Robert L. and Mary K. Russell, accredited investors.
On November 30, 2007, the Corporation sold in exchange for aggregate gross proceeds of US$80,000, a total of 1,000,000 shares of the Corporation’s common stock and 1,000,000 common stock purchase warrants, each such warrant to purchase one share of common stock at any time prior to November 30, 2012, at an initial exercise price of US$0.12 per share, to Robert Dumont, an accredited investor.
On November 30, 2007, the Corporation sold in exchange for aggregate gross proceeds of US$32,000, a total of 400,000 shares of the Corporation’s common stock and 400,000 common stock purchase warrants, each such warrant to purchase one share of common stock at any time prior to November 30, 2012, at an initial exercise price of US$0.12 per share, to James and Debra O’Neil, accredited investors.
The Corporation used the gross proceeds of US$622,000 from these sales to pay critical accounts payable, including fees owed to legal, audit and accounting service providers, rent and permitting and other corporate expenses.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAIS RESOURCES, INC. (Registrant)
November 30, 2007	By:	/s/ David K. Young
David K. Young, Chief Executive Officer